Notes Payables	12 Months Ended
Dec. 31, 2023
Notes Payables [Abstract]
Notes payables
10.	Notes payables

	As of December 31, 2023	As of December 31, 2022

Bank acceptance notes payable issued by Shanghai Pudong Development Bank Co., Ltd. Fuzhou Branch (a)	$-	$2,046
Commercial acceptance notes payable guaranteed by China Minsheng Bank Fuzhou Branch (b)	8,471	-
Total	$8,471	$2,046

(a)	On July 27, 2022 and August 4, 2022, Shanghai Pudong Development Bank Co., Ltd. issued bank acceptance notes payable aggregate of approximately $2.0 million (RMB14.3 million) to the Company with maturity for half year. The Company was required to maintain restricted cash deposits of approximately $0.6 million (RMB4.3 million) in such bank, in order to ensure future credit availability. These notes were fully paid upon maturity and the restricted deposit was also released upon the note repayments.

(b)

In February 2023, the Company issued commercial acceptance notes payable of approximately $8.5 million (RMB60.0 million) and guaranteed by China Minsheng Bank Fuzhou Branch with a due date on February 6, 2024. The commercial acceptance notes were collateralized by the real estate property valued at approximately $8.0 million and the land use rights for the property located at Dapu village, Honglu street, Fuqing City, Fuzhou City, Fujian Province, PRC, valued at approximately $1.0 million, owned by the Company and were further guaranteed by Yongxu Liu, a shareholder, the CEO and Chairman of the Company, and his brother, Yongteng Liu. These notes were fully paid on January 30, 2024.

After repayment these notes, the Company reissued commercial acceptance notes payable of approximately $8.5 million (RMB60.0 million) on January 30, 2024, and these commercial acceptance notes payable were fully paid on March 1, 2024.